T. Rowe Price European Stock Fund

Supplement to Summary Prospectus Dated March 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective July 1, 2020, Tobias Mueller will join Dean Tenerelli as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Mueller joined T. Rowe Price in 2011. Effective October 1, 2020, Mr. Tenerelli will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Mueller will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is June 4, 2020.

F79-041-S 6/4/20